UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

      CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the

      Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): April 2, 2020

      MISONIX, INC.

    (Exact name of Registrant as specified in its charter)

New York	001-10986	11-2148932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York		11735
(Address of Principal Executive Offices)		(Zip Code)

  (631) 694-9555

    (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.0001 par value	MSON	The Nasdaq Global Market

Item 2.02. Results of Operations and Financial Condition.

On April 2, 2020, Misonix, Inc. (the “Company”) issued a press release announcing preliminary revenue results for its third fiscal quarter ended March 31, 2020, the Company's withdrawal of its previously announced financial guidance for fiscal 2020 performance given the everchanging environment, continued uncertainties due to the COVID-19 pandemic, and actions taken by the Company to combat COVID-19. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Misonix, Inc.

Dated: April 2, 2020	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer Chief Financial Officer

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